                                                                       EXHIBIT 3
                                                                       ---------


                      Supplementary Master Trust II Data


Master Trust II

(i)  6.25% Asset Backed Certificates Series 1992-E

          (A)  The total amount of cash distributed to Series 1992-E
               Certificateholders in 1996, per $1,000  of Series 1992-E
               Certificates....................................................$          62.50

          (B)  The total amount of the distribution set forth in paragraph (i)
               (A) which represents principal payments on the Series 1992-E
               Certificates....................................................$              0

          (C)  The total amount of the Monthly Servicing Fee paid to the
               Servicer from the Master Trust II in 1996 with respect to the
               Series 1992-E Certificates......................................$     20,000,000

(ii) Floating Rate Asset Backed Certificates Series 1993-F

          (A)  The total amount of cash distributed to Series 1993-F
               Certificateholders in 1996, per $1,000  of Series 1993-F
               Certificates....................................................$          59.14

          (B)  The total amount of the distribution set forth in paragraph (ii)
               (A) which represents principal payments on the Series 1993-F
               Certificates....................................................$              0

          (C)  The total amount of the Monthly Servicing Fee payable from
               Available Funds paid to the Servicer from the Master Trust II in 1996 with respect to the Series 1993-F
               Certificates....................................................$      3,500,000
          (D)  The total amount of the Interchange Monthly Servicing Fee payable to the Servicer in 1996 with respect to the Series 1993-F
               Certificates....................................................$     11,172,647

(iii) Floating Rate Credit Card Certificates Series 1993-H

          (A)  The total amount of cash distributed to Series 1993-H
               Certificateholders in 1996, per $1,000  of Series 1993-H
               Certificates....................................................$          58.12

          (B)  The total amount of the distribution set forth in paragraph (iii)
               (A) which represents principal payments on the Series 1993-H
               Certificates....................................................$              0

          (C)  The total amount of the Monthly Servicing Fee payable from
               Available Funds to the Servicer from the Master Trust II in
               1996 with respect to the Series 1993-H
               Certificates....................................................$      5,250,000
          (D)  The total amount of the Interchange Monthly Servicing Fee payable to the Servicer in 1996 with respect to the Series
               1993-H Certificates.............................................$      8,750,000

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
(iv) Floating Rate Asset Backed Certificates Series 1994-I

          (A)  The total amount of cash distributed to Series 1994-I
               Certificateholders in 1996, per $1,000  of Series 1994-I
               Certificates....................................................$          57.82

          (B)  The total amount of the distribution set forth in paragraph (iv)(A)
               which represents principal payments on the Series 1994-I
               Certificates....................................................$              0

          (C)  The total amount of the Monthly Servicing Fee payable from Available
               Funds to the Servicer from the Master Trust II in 1996 with
               respect to the Series 1994-I Certificates.......................$      3,750,000

          (D)  The total amount of the Interchange Monthly Servicing Fee payable to the Servicer in 1996 with respect to the Series
               1994-I Certificates.............................................$      6,250,000

(v)  Floating Rate Asset Backed Certificates Series 1994-J

          (A)  The total amount of cash distributed to Series 1994-J
               Certificateholders in 1996, per $1,000  of Series 1994-J
               Certificates....................................................$          58.33

          (B)  The total amount of the distribution set forth in paragraph (v)(A)
               which represents principal payments on the Series 1994-J
               Certificates....................................................$              0

          (C)  The total amount of the Monthly Servicing Fee payable from Available
               Funds to the Servicer from the Master Trust II in 1996 with
               respect to the Series 1994-J Certificates.......................$      3,750,000

          (D)  The total amount of the Interchange Monthly Servicing Fee payable to the Servicer in 1996 with respect to the Series
               1994-J Certificates.............................................$      6,250,000

(vi) Floating Rate Credit Card Certificates Series 1994-K

          (A)  The total amount of cash distributed to Series 1994-K
               Certificateholders in 1996, per $1,000  of Series 1994-K
               Certificates....................................................$          58.00

          (B)  The total amount of the distribution set forth in paragraph (vi)(A)
               which represents principal payments on the Series 1994-K
               Certificates....................................................$              0

          (C)  The total amount of the Monthly Servicing Fee payable from Available
               Funds to the Servicer from the Master Trust II in 1996 with
               respect to the Series 1994-K Certificates.......................$      3,750,000

          (D)  The total amount of the Interchange Monthly Servicing Fee payable to the Servicer in 1996 with respect to the Series
               1994-K Certificates.............................................$      6,250,000

(vii) 7.15% Credit Card Certificates Series 1994-L

          (A)  The total amount of cash distributed to Series 1994-L
               Certificateholders in 1996, per $1,000  of Series 1994-L
               Certificates....................................................$          71.50

          (B)  The total amount of the distribution set forth in paragraph (vii)(A)
               which represents principal payments on the Series 1994-L
               Certificates....................................................$              0

          (C)  The total amount of the Monthly Servicing Fee payable from
               Available Funds to the Servicer from the Master Trust II in 1996 with respect to the Series 1994-L
               Certificates....................................................$      3,750,000

          (D)  The total amount of the Interchange Monthly Servicing
               Fee payable to the Servicer in 1996 with respect to the
               Series 1994-L Certificates......................................$      6,250,000

(viii) Floating Rate Credit Card Certificates Series 1995-M

          (A)  The total amount of cash distributed to Series 1995-M Class A
               Certificateholders in 1996, per $1,000  of Series 1995-M
               Class A Certificates............................................$          58.40

          (B)  The total amount of the distribution set forth in paragraph (viii)(A)
               which represents principal payments on the Series 1995-M
               Class A Certificates............................................$              0

          (C)  The total amount of the Monthly Servicing Fee payable from
               Available Funds to the Servicer from the Master Trust II in
               1996 with respect to the Series 1995-M Certificates.............$      4,285,714

          (D)  The total amount of the Interchange Monthly Servicing Fee payable to the Servicer in 1996 with respect to the Series
               1995-M Certificates.............................................$      7,142,857

(ix) Floating Rate Credit Card Certificates Series 1995-N

          (A)  The total amount of cash distributed to Series 1995-N Class A
               Certificateholders in 1996, per $1,000  of Series 1995-N
               Class A Certificates............................................$          57.59

          (B)  The total amount of the distribution set forth in paragraph (ix)(A)
               which represents principal payments on the Series 1995-N
               Class A Certificates............................................$              0

          (C)  The total amount of the Monthly Servicing Fee payable from Available
               Funds to the Servicer from the Master Trust II in 1996 with
               respect to the Series 1995-N Certificates.......................$      4,285,714

          (D)  The total amount of the Interchange Monthly Servicing Fee payable to the Servicer in 1996 with respect to the Series 1995-N
               Certificates....................................................$      7,142,857

(x)  Floating Rate Credit Card Certificates Series 1995-O

          (A)  The total amount of cash distributed to Series 1995-O Class A
               Certificateholders in 1996, per $1,000  of Series 1995-O
               Class A Certificates............................................$          58.30

          (B)  The total amount of the distribution set forth in paragraph (x)(A)
               which represents principal payments on the Series 1995-O
               Class A Certificates............................................$              0

          (C)  The total amount of the Monthly Servicing Fee payable from Available
               Funds to the Servicer from the Master Trust II in 1996 with
               respect to the Series 1995-O Certificates.......................$      4,285,714

          (D)  The total amount of the Interchange Monthly Servicing Fee payable to the Servicer in 1996 with respect to the Series
               1995-O Certificates.............................................$      7,142,857

(xi) Floating Rate Credit Card Certificates Series 1995-P

          (A)  The total amount of cash distributed to Series 1995-P Class A
               Certificateholders in 1996, per $1,000  of Series 1995-P
               Class A Certificates............................................$          57.79

          (B)  The total amount of the distribution set forth in paragraph (xi)(A)
               which represents principal payments on the Series 1995-P
               Class A Certificates............................................$              0

          (C)  The total amount of the Monthly Servicing Fee payable from Available
               Funds to the Servicer from the Master Trust II in 1996 with
               respect to the Series 1995-P Certificates.......................$      4,285,714

          (D)  The total amount of the Interchange Monthly Servicing Fee payable to the Servicer in 1996 with respect to the Series
               1995-P Certificates.............................................$      7,142,857

(xii)  Floating Rate Asset Backed Certificates Series 1996-Q

          (A)  The total amount of cash distributed to Series 1996-Q Class A
               Certificateholders in 1996, per $1,000  of Series 1996-Q
               Class A Certificates............................................$          12.62

          (B)  The total amount of the distribution set forth in paragraph (xii)(A)
               which represents principal payments on the Series 1996-Q
               Class A Certificates............................................$              0

          (C)  The total amount of the Monthly Servicing Fee payable from Available
               Funds to the Servicer from the Master Trust II in 1996 with
               respect to the Series 1996-Q Certificates.......................$      1,414,286

          (D)  The total amount of the Interchange Monthly Servicing Fee payable to the Servicer in 1996 with respect to the Series
               1996-Q Certificates.............................................$      2,357,143

(xiii)  Floating Rate Asset Backed Certificates Series 1996-R*

          (A)  The total amount of cash distributed to Series 1996-R Class A
               Certificateholders in 1996, per $1,000  of Series 1996-R
               Class A Certificates............................................$              0

          (B)  The total amount of the distribution set forth in paragraph (xiii)(A)
               which represents principal payments on the Series 1996-R
               Class A Certificates............................................$              0

          (C)  The total amount of the Monthly Servicing Fee payable from Available
               Funds to the Servicer from the Master Trust II in 1996 with
               respect to the Series 1996-R Certificates.......................$              0

          (D)  The total amount of the Interchange Monthly Servicing Fee payable to the Servicer in 1996 with respect to the Series 1996-R
               Certificates....................................................$              0

(xiv) Floating Rate Asset Backed Certificates Series 1996-S*

          (A)  The total amount of cash distributed to Series 1996-S Class A
               Certificateholders in 1996, per $1,000  of Series 1996-S
               Class A Certificates............................................$              0

          (B)  The total amount of the distribution set forth in paragraph (xiv)(A)
               which represents principal payments on the Series 1996-S
               Class A Certificates............................................$              0

          (C)  The total amount of the Monthly Servicing Fee payable from Available
               Funds to the Servicer from the Master Trust II in 1996 with
               respect to the Series 1996-S Certificates.......................$              0

          (D)  The total amount of the Interchange Monthly Servicing Fee payable to the Servicer in 1996 with respect to the Series 1996-S
               Certificates....................................................$              0

(xv) The amount of outstanding balances in the Accounts which were 30 or more days delinquent as of the December 1996 Due Period (i.e.,
     with respect to the January 1997 interest payment date)...................$    952,675,624

___________________________
* The first Distribution Date for Series 1996-R and Series 1996-S was in January 1997. All payments accruing on the two series since their issuance on November 26, 1996 were made on the January 1997 Distribution Date.